Exhibit 99.2

General Motors Acceptance Corp. State of the Business July 27, 2005 Eric Feldstein - Chairman

GMAC Safe Harbor GMAC Safe Harbor

GMAC Highlights 2005 Earnings GMAC net income through June closely tracking last year's record results Earnings for the first half of 2005 totaled $1,544 million RoE of 13.6% GMAC likely to exceed its 2005 target net income of $2.5 billion 2005 Liquidity Position At end of Q2, GMAC had global cash position of $22.2 billion* Liquidity / funding position augmented by: Substantial committed conduit capacity Auto whole loan purchase commitments Continued access to ABS market * Includes $2.5B of cash invested in a portfolio of highly liquid marketable securities

Recent / Pending Funding Developments Residential Capital (ResCap) Secured investment grade credit rating from all rating agencies Raised $4 billion through private bond issuance at borrowing spreads well-below those of GMAC Received aggregate commitments for $3.5 billion of bank credit lines Nearing execution of definitive agreement to sell majority equity stake in Commercial Mortgage to investor consortium Sale proceeds and inter-company loan repayments will provide multi-billion dollars of liquidity to GMAC at closing GMAC Highlights

Recent / Pending Funding Developments (cont.) Executed 5-year auto whole loan agreement with BoA to sell full spectrum of active retail loans of up to $55 billion $5 billion whole loan sale before July month-end Up to $10 billion annually for the next 5 years Whole loan sale of $5 billion to BoA this week will essentially complete GMAC's U.S. term funding program for 2005 GMAC Highlights

Consolidated Earnings Trend $ millions Non-Financing 16% 22% 24% 30% 26% 31% 34% 30% 34% 51% 49% % of Income Financing Mortgage / Insurance

Net Income - First Six Months

2005 Net Income Financing Operations Mortgage Operations Insurance Operations In Excess of $2.5 Billion

INSURANCE OPERATIONS

Insurance Net Income $ millions

Insurance Premium / Revenue Automotive Care Extended Service Contracts Maintenance Contracts GAP Insurance Commercial Automotive Dealer Inventory Property & Casualty Reinsurance Personal Vehicle Automobile Recreational Vehicle Motorcycle $ billions

Insurance Operating Trends Increasing Premium / Revenue Favorable loss cost experience Steadily increasing underwriting profits Growing investment portfolio ($ billions) 12/02 12/03 12/04 6/05 Market Value of Investment Portfolio $5.1 $6.2 $7.3 $7.5 G G G G

MORTGAGE OPERATIONS

Mortgage Group 2005 Outlook Residential Mortgage Industry Volume Lending Margins GMAC Mortgage Profitability

Mortgage Group 2005 Outlook Growth in Residential Market Share 9th consecutive year Higher Mortgage Servicing Income Profitable Expansion Overseas Substantial Increase in Commercial Mortgage Loan Production G G G G

Mortgage Net Income $ millions Memo: ($trillions) Industry Volume 2.0 2.6 3.8 2.8 ^ 2.6

ResCap Successfully achieved investment grade ratings for ResCap Positioned to be "self-funding" over medium term Raised $4 billion in private placement of bonds at spreads well below those of GMAC Received aggregate commitments from its bank syndicate to provide credit lines of $3.5 billion Expect syndication to close in July RFC GMAC Mortgage

ResCap Funding Equity Inter-Company Debt Repayment Banks Bond Investors Capital Market Transactions Debt ResCap will provide: Funding-cost efficiency Funding diversity Liquidity relief to GMAC

GMAC Commercial Mortgage GMAC nearing execution of definitive binding agreement to sell majority stake in GMAC Commercial Mortgage By introducing equity partners, Commercial Mortgage operations will have adequate capital to sustain profitable growth Terms of transaction will provide GMAC with: Multi-billion dollar liquidity injection stemming from sale proceeds and inter-company loan repayments at closing; and Continued earnings potential on retained minority equity stake

FINANCING OPERATIONS

Financing Net Income $ millions

2005 Financing Outlook 2005 Outlook R Y Rising Market Interest Rates Widening GMAC Borrowing Spreads Balance Sheet Capacity Limitations Y G G G Asset Originations Credit Losses Gains on Off-Lease Vehicles

Strategic vs. Economic Considerations Economic Considerations Reduce Capital Allocated to Relatively Low RoE Auto Finance Operations Strategic Considerations Support GM vehicle sales Increase Loan Originations Increase Serviced Assets Reduce Auto Finance Assets Free-up Capital Allocated to Financing Operations

Transforming Auto Finance Business Model Transition from "Storage Business" to "Moving Business" Historical Model: "Storage Business" Originate auto loans Store on GMAC balance sheet Earn net interest margin New Model: "Moving Business" Originate auto loans Sell auto loans to financial institutions GMAC retains servicing after loan is sold

Originate/Sell Auto Finance Model GMAC "Front-End" Financial Institutions "Back-End" Unique Origination Platform Captive Financing for GM's Subvented Business Auto Loan Underwriting Expertise Loan Servicing Expertise Low Cost of Funds Balance Sheet Capacity

Strategic Financing Transaction with Bank of America GMAC has executed an agreement to sell up to $55 billion of automotive whole loans to BofA $5 billion whole loans to be sold by July month-end Up to $10 billion annually for the next 5 years GMAC's auto whole loan sales to BofA will include full spectrum of active retail finance assets GMAC will retain servicing of loans Large-scale, long-term GMAC / BofA agreement will underpin GMAC's plan to transform its U.S. retail auto business to an "originate / sell" model

Capital Allocation Strategy Free-up capital at Auto Financing Operations by transitioning to an "originate / sell" business model Redeploy capital to ResCap and Insurance Free-up capital from sale of majority equity stake in Commercial Mortgage Redeploy capital to ResCap and Insurance Remit majority of current year earnings to GM Dividend to GM for 2005 expected to exceed $2 billion Bolster capital base / contain leverage

FUNDING & LIQUIDITY

GMAC Liquidity Global cash position at 6/30/05 of $22.2 billion* Substantial committed conduit capacity Substantial automotive whole loan purchase commitments extending through 2010 Favorable liquidity profile Maturities of interest-earning assets exceed maturities of interest- bearing liabilities for any given period * Includes $2.5B of cash invested in a portfolio of highly liquid marketable securities

New Funding Sources Cultivating many new funding channels Automotive Whole Loan Sales Agreements Bi-lateral flow agreements Syndicated multi-investor whole loan transactions Sale of subordinated tranches in the capital markets Non-traditional asset securitization Sub-prime auto assets Sale of sub-prime mortgages with full risk transfer International auto assets Mortgage assets in Mexico / Germany Growth of GMAC Automotive Bank Funding auto retail / lease assets with brokered deposits backed by FDIC Providing low-cost source of unsecured funding

2005 U.S. Auto Funding Plan * Includes pre-funding for 2005 ABCP Term ABS Bank Conduits 79% 54%

2005 Funding Position Upon $5 billion whole loan sale to BofA this week, GMAC will have essentially completed its U.S. term funding program for 2005 GMAC will seek to raise additional financing this year opportunistically Such borrowings will represent pre-funding of 2006 financing requirements

Structural Subordination Analysis GMAC's secured funding activity will increase through 2006 However, overall GMAC funding plan NOT expected to structurally subordinate unsecured debt holders Structural subordination occurs when high-quality assets are sold, leaving only lower quality assets on balance sheet and / or asset coverage ratios fall dramatically Credit quality of interest-bearing assets on balance sheet very similar to securitized assets Intend to maintain this similar credit quality even as securitization and whole loan sales activity increases Therefore, unsecured debt holders become structurally subordinated only if the ratio of unencumbered assets to unsecured debt diminishes

Structural Subordination Analysis Current asset coverage ratio adequately protects unsecured debt holders Although unencumbered assets expected to decline, asset coverage ratio will remain stable-to-higher as unsecured debt levels decline even more rapidly $ Billions 2004 2005-2006 Unencumbered Assets 158 Unencumbered Debt 119 Asset Coverage Ratio 132% Stable-to-Higher

GM / GMAC Relationship

GM / GMAC Operating Agreement Formal public operating agreement in place since 2001 All credit transactions are conducted and priced at prudent and commercially-reasonable standards and established on an arm's length basis GMAC's equity will be kept at commercially-reasonable levels to support its assets At all times, GMAC will maintain separate books, records, financial statements and bank accounts from GM Agreement has stood the test of time GM and GMAC are recognized as separate stand-alone companies Agreement is a legally-binding enforceable contract between GM and GMAC

Strategic Challenges GMAC facing challenging funding environment Access to unsecured debt market impaired Borrowing costs have increased sharply GMAC currently meeting all of its financing needs through wide variety of funding channels However, if access to unsecured borrowings remains impaired it will be very challenging for GMAC to continue providing a full-range of competitive auto finance support to GM

Recent Public Announcements Rick Wagoner - GM Annual Meeting 6/7/05 GM exploring strategic alternatives with respect to GMAC in order to achieve 2 objectives: i. Higher ratings for GMAC ii. Continued GM/GMAC "hand-in-glove" operating relationship

Summary and Conclusion GMAC expects to exceed 2005 target net income of $2.5 billion Results for first half closely tracking 2004's record results Accomplished many key strategic initiatives ResCap successfully accessing cost-effective unsecured funding and providing liquidity relief to GMAC Five-year $55 billion committed whole loan agreement executed with BofA Liquidity remains strong $22.2 billion cash position at 6/30/05 Essentially completed U.S. term funding program for 2005 GMAC continues to provide strong strategic support of GM vehicle sales GM exploring strategic alternatives to ensure this strong support can continue

General Motors Acceptance Corporation